Series Number:  1
For period ending 5/31/13

48)	Investor, A, B, C & R
First $500 million 1.000%
Next $500 million 0.950%
Next $2 billion 0.900%
Next $2 billion 0.850%
Over $5 billion 0.800%

Institutional
First $500 million 0.800%
Next $500 million 0.750%
Next $2 billion 0.700%
Next $2 billion 0.650%
Over $5 billion 0.600%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      1,512
                      Institutional Class                                                      369
           2.  Dividends for a second class of open-end company shares
                                A Class                                                      1,086
                                B Class                                                      8
C Class                                                      80
                                R Class                                                      51

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.0338
                      Institutional Class                                                      $0.0392
           2. Dividends for a second class of open-end company shares
                      A Class                                                      $0.0271
B Class                                                      $0.0128
C Class                                                      $0.0128
R Class                                                      $0.0207

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                44,814
                      Institutional Class                                                                4,769
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      39,053
B Class                                                      497
                                C Class                                                      6,338
R Class                                                      2,842

74V)   1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $6.01
                      Institutional Class                                                      $6.01
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $6.00
B Class                                                      $5.99
                                C Class                                                      $5.99
R Class                                                      $6.00

Series Number: 2
For period ending 5/31/2013

48)                 Investor, A, B, C & R
First $1 billion 1.100%
Next $2 billion 1.000%
Next $2 billion 0.950%
Over $5 billion 0.900%

Institutional
First $1 billion 0.900%
Next $2 billion 0.800%
Next $2 billion 0.750%
Over $5 billion 0.700%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                      4,266
                                Institutional Class                                                                1,747
           2.  Dividends for a second class of open-end company shares
                      A Class                                                      3,614
                                B Class                                                      74
C Class                                                      393
                                R Class                                                      264

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.0458
                      Institutional Class                                                      $0.0495
           2. Dividends for a second class of open-end company shares
                                A Class                                                      $0.0411
B Class                                                      $0.0271
C Class                                                      $0.0271
R Class                                                      $0.0365

74U)   1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                88,461
                      Institutional Class                                                                30,958
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      89,451
B Class                                                      2,364
                                C Class                                                      14,956
R Class                                                      7,955

74V)   1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $7.32
                      Institutional Class                                                      $7.33
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $7.31
B Class                                                      $7.29
                                C Class                                                      $7.30
R Class                                                      $7.29

Series Number: 3
For period ending 5/31/2013

48)	Investor, A, B, C & R
First $1 billion 1.200%
Next $2 billion 1.100%
Next $2 billion 1.050%
Over $5 billion 1.000%

Institutional
First $1 billion 1.000%
Next $2 billion 0.900%
Next $2 billion 0.850%
Over $5 billion 0.800%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      6,115
                                Institutional Class                                                                2,352
           2.  Dividends for a second class of open-end company shares
                                A Class                                                      4,475
B Class                                                      111
                                C Class                                                      629
                                R Class                                                      268

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.1140
                                 Institutional Class                                                      $0.1186
           2. Dividends for a second class of open-end company shares
                                A Class                                                      $0.1081
B Class                                                      $0.0905
C Class                                                      $0.0905
R Class                                                      $0.1022

74U)   1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                56,269
                      Institutional Class                                                                10,061
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      41,947
B Class                                                      1,093
                                C Class                                                      7,531
R Class                                                      2,953

74V)   1. Net asset value per share (to nearest cent)
                                Investor Class                                                      $8.73
                      Institutional Class                                                      $8.70
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $8.76
B Class                                                      $8.69
                                C Class                                                      $8.67
R Class                                                      $8.77

Series Number: 4
For period ending 5/31/2013

48)	Investor, A, C & R
1.360%
Institutional
1.160%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      205
                                Institutional Class                                                                36
           2.  Dividends for a second class of open-end company shares
                                A Class                                                      283
                                C Class                                                      59
                                R Class                                                      6

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.1406
                                 Institutional Class                                                      $0.1472
           2. Dividends for a second class of open-end company shares
                                A Class                                                      $0.1324
C Class                                                      $0.1078
R Class                                                      $0.1242

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                2,711
                      Institutional Class                                                                411
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      1,839
                                C Class                                                      1,247
R Class                                                      23

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $10.82
                      Institutional Class                                                      $10.84
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $10.79
                                C Class                                                      $10.71
R Class                                                      $10.76